Income Taxes - Summary of Balances of Recoverable Taxes (Detail) - MXN ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Recoverable taxes:
IMPAC	$ 111,987	$ 58,960	$ 70,398
ISR	21,780	23,420	47,383
IVA	30,886	39,385	35,179
Tax to cash deposits	863	1,412	1,521
Business flat tax (IETU)	3,506	4,263	5,064
Withholding taxes	26,040	18,157	14,977
Corporation taxes	3,316
Other	198	1,083	1,056
Total	$ 198,576	$ 146,680	$ 175,578